EXHIBIT 10.78

AMENDMENT NO. 2 TO
RECEIVABLES FINANCING AGREEMENT

This AMENDMENT NO. 2 TO RECEIVABLES FINANCING AGREEMENT, dated as of February 12, 2021 (this “Amendment”), among PG&E AR Facility, LLC, a Delaware limited liability company (the “Borrower”), Pacific Gas and Electric Company, a California corporation (“PG&E”), as initial Servicer (in such capacity, the “Servicer”) and as retention holder (in such capacity, the “Retention Holder”), JPMorgan Chase Bank, N.A. (“JPM”), as a Committed Lender and as a Group Agent, Jupiter Securitization Company LLC (“Jupiter”), as a Conduit Lender, Mizuho Bank, Ltd. (“Mizuho”), as a Committed Lender and as a Group Agent, BNP Paribas (“BNP”), as a Committed Lender and as a Group Agent, Starbird Funding Corporation (“Starbird”), as a Conduit Lender, Victory Receivables Corporation (“Victory”), as a Conduit Lender, and MUFG Bank, Ltd. (“MUFG”), as a Committed Lender, as a Group Agent and as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto have heretofore entered into that certain Receivables Financing Agreement, dated as of October 5, 2020 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the parties hereto seek to modify the Agreement upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), each of the parties hereto agree as follows:

A G R E E M E N T:

1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) Section 1.01 of the Agreement.

2.Amendments to the Agreement. Effective as of the date hereof, the Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.

3.Conditions to Effectiveness. This Amendment shall be effective as of the date hereof, upon receipt by the Administrative Agent of executed counterparts of this Amendment duly executed by each of the parties hereto.

4.Certain Representations and Warranties. Each of the Servicer, the Retention Holder and the Borrower represents and warrants to each Credit Party as of the date hereof, as follows:

a.Representations and Warranties. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, all of its respective representations and warranties contained in the Agreement (other than the representations and warranties set forth in Sections 6.01(f)(ii) and (l) of the Agreement and in Sections 6.02(f)(ii), (m)(i), (m)(ii) and (p) of the Agreement) and each other Transaction Document to which it is a party that (x) do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof, and (y) contains a materiality qualification are true and correct on and as of the date hereof (or, to the extent such representations and warranties specifically relate to an earlier date, such representations and warranties were true and correct in all material respects, or true and correct, as the case maybe, as of such earlier date).

b.Power and Authority; Due Authorization. That it has all necessary corporate power, limited liability company power, and authority (as applicable) to (i) execute and deliver this Amendment and the transactions contemplated hereby and (ii) perform its obligations under this Amendment, the Agreement (as amended hereby) and each of the other Transaction Documents to which it is a party and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action, as applicable.

c.Binding Obligations. This Amendment, the Agreement (as amended hereby) and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of the Borrower, the Servicer and the Retention Holder, as applicable, enforceable against the Borrower, the Servicer or the Retention Holder, as applicable, in accordance with their respective terms, except as enforceability may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (y) applicable Requirements of Law (including the approval of the CPUC) prior to foreclosure or other exercise of remedies hereunder or under the Transaction Documents.

d.No Event of Default or Termination Events. No Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event has occurred and is continuing, and no Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event would result from this Amendment or the transactions contemplated hereby.

5.Reference to and Effect on the Agreement and the Other Transaction Documents.

a.From and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import, and each reference in each of the other Transaction Documents to the “Receivables Financing Agreement”, “thereunder”, “thereof” or words of like import, in each case referring to the Agreement, shall mean and be, a reference to the Agreement, as amended hereby.

b.The Agreement (except as specifically amended herein) and the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.

c.The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to, any right, power or remedy of the Administrative Agent or any other Credit Party under, nor constitute a waiver of or amendment to, any other provision or condition under, the Agreement or any other Transaction Document.

6.Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the other Credit Parties in connection with the preparation, negotiation, execution and delivery of this Amendment and the transactions contemplated hereby.

7.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).

8.Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

9.Integration. This Amendment, the Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

10.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof or any other electronic means as provided in the immediately following sentence. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

12.Mutual Negotiations. This Amendment is the product of mutual negotiations by the parties hereto and their counsel, and no party shall be deemed the draftsperson of this Amendment or any provision hereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Amendment, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.

13.Headings. The captions and headings of this Amendment are included herein for convenience of reference only and shall not affect the interpretation of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PG&E AR FACILITY, LLC,

By:	/s/ MARGARET BECKER
Name:	Margaret Becker
Title:	Vice President and Treasurer

PACIFIC GAS AND ELECTRIC COMPANY
as the Servicer and as Retention Holder

By:	/s/ DAVID S. THOMASON
Name:	David S. Thomason
Title:	Vice President, Chief Financial Officer and Controller

MUFG BANK, LTD.,
as Administrative Agent

By:	/s/ ERIC WILLIAMS
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD.,
as Group Agent for the MUFG Group

By:	/s/ ERIC WILLIAMS
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD.,
as a Committed Lender

By:	/s/ ERIC WILLIAMS
Name:	Eric Williams
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Lender

By:	/s/ KEVIN J. CORRIGAN
Name:	Kevin J. Corrigan
Title:	Vice President

MIZUHO BANK, LTD.,
as Group Agent for the Mizuho Group

By:	/s/ RICHARD A. BURKE
Name:	Richard A. Burke
Title:	Managing Director

MIZUHO BANK, LTD.,
as a Committed Lender

By:	/s/ RICHARD A. BURKE
Name:	Richard A. Burke
Title:	Managing Director

BNP PARIBAS,
as a Group Agent for the BNP Group

By:	/s/ ADVAIT JOSHI
Name:	Advait Joshi
Title:	Director

By:	/s/ CHRIS FUKUOKA
Name:	Chris Fukuoka
Title:	Vice President

BNP PARIBAS,
as a Committed Lender

By:	/s/ ADVAIT JOSHI
Name:	Advait Joshi
Title:	Director

By:	/s/ CHRIS FUKUOKA
Name:	Chris Fukuoka
Title:	Vice President

STARBIRD FUNDING CORPORATION,
as a Conduit Lender

By:	/s/ DAVID V. DEANGELIS
Name:	David V. DeAngelis
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as Group Agent for the JPM Group

By:	/s/ CORINA MILLS
Name:	Corina Mills
Title:	Executive Director

JPMORGAN CHASE BANK, N.A.,
as a Committed Lender

By:	/s/ CORINA MILLS
Name:	Corina Mills
Title:	Executive Director

JUPITER SECURITIZATION COMPANY LLC,
as a Conduit Lender

By:	/s/ CORINA MILLS
Name:	Corina Mills
Title:	Executive Director

Exhibit A

RECEIVABLES FINANCING AGREEMENT

Dated as of October 5, 2020

by and among

PG&E AR FACILITY, LLC,
as Borrower,

THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Lenders and as Group Agents,

MUFG BANK, LTD.,
as Administrative Agent,

and

PACIFIC GAS AND ELECTRIC COMPANY,
as initial Servicer and as Retention Holder

“Subject Indenture” means that certain Indenture of Mortgage, dated as of June 19, 2020, between PG&E, as mortgagor, and The Bank of New York Mellon Trust Company, N.A., as trustee and mortgagee.
“Subject Percentage” means 75.0% or such other percentage from time to time agreed to in writing between the Administrative Agent and the Borrower to more accurately reflect the portion of Collections to Available Funds deposited into the Collection Accounts on each Business Day.
“Subordinated Note” has the meaning set forth in the Purchase and Sale Agreement.
“Sub-Servicer” has the meaning set forth in Section 8.01(d).
“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such entity are at the time owned, or management of which is otherwise controlled: (a) by such Person, or (b) by one or more Subsidiaries of such Person.
“Supplier Receivable” means any Receivable the Obligor of which is a material supplier to any Originator or any of its respective Affiliates or an Affiliate of any such material supplier.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided, however, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of PG&E or any of its Subsidiaries shall be a “Swap Agreement”.
“Tax Charges” means any city or county utility users tax, surcharge or energy commission tax owing by an Obligor, whether separately charged or included in the rate charges to such Obligor, that is applicable or relates to electric and/or natural gas services provided by or on behalf of any Originator.
“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority and all interest, penalties, additions to tax and any similar liabilities with respect thereto.
“Temporary Period” means the period commencing on the Closing Date and ending on (but including) July 31, 2021.

SECTION 9.02. Termination Events. If any of the following events (each a “Termination Event”) shall occur:
a.the average of the Dilution Ratios for the three preceding Settlement Periods shall at any time exceed 2.00%;
b.the average of the Days Sales Outstanding for the three preceding Settlement Periods shall at any time exceed (i) solely if the last day of such three Settlement Periods ends during the Temporary Period, 80.00 days or (ii) otherwise, 65.00 days;
c.the average of the Delinquency Ratios for the three preceding Settlement Periods shall at any time exceed (i) solely if the last day of such three Settlement Periods ends during the Temporary Period, 9.00% or (ii) otherwise, 5.00%;
d.the average of the Loss Ratios for the three preceding Settlement Periods shall at any time exceed (i) solely if the last day of such three Settlement Periods ends during the Temporary Period, 6.00% or (ii) otherwise, 4.00%;
e.Receivables cease being sold or contributed by any Originator to the Borrower pursuant to the Purchase and Sale Agreement;
f.any PG&E Party makes any material change in the Credit and Collection Policy without the prior written consent of the Administrative Agent and the Majority Group Agents;
g.(i) the Collection Account Agent shall fail to perform or observe any term, covenant or agreement under the Intercreditor Agreement, and such failure, solely to the extent capable of cure, shall continue for three (3) Business Days, (ii) the Collection Account Agent shall fail to deliver a “Notice of Sole Control”, a “Notice of Exclusive Control”, a “Notice of Control” or other notice of control to each Collection Account Bank in accordance with each of the Collection Account Control Agreements within two (2) Business Days following receipt by the Collection Account Agent of a Control Direction delivered to the Collection Account Agent by the Administrative Agent or (iii) Citibank, N.A. shall resign as Collection Account Agent, and no successor Collection Account Agent reasonably satisfactory to the Administrative Agent and the Majority Group Agents shall have been appointed;